EXHIBIT 99.1

Crescent Financial Corporation Announces Revision to Earnings for Q2 2009

CARY, N.C., Aug. 14, 2009 (GLOBE NEWSWIRE) -- Crescent Financial Corporation (Nasdaq:CRFN), parent company of Crescent State Bank headquartered in Cary, North Carolina, announced that earnings for the second quarter of 2009 have been revised to fully account for the FDIC special assessment. The Company had previously been accruing for the estimated assessment over the year and has now recorded the entire special assessment in the second quarter of 2009. The revision effectively shifts expense which would have been recognized over the last half of the year into the second quarter. Unaudited net income for the three months ended June 30, 2009, before adjusting for the effective dividend on preferred stock, was $574,000 compared to net income of $1,031,000 for the prior year period. After adjusting for $422,000 in dividends and accretion on preferred stock, net income available for common shareholders for the current period was $152,000 or $0.02 per diluted share compared with $0.11 per diluted share for the quarter ended June 30, 2008. For the six months ended June 30, 2009, the Company reported net income, before adjusting for the effective dividend on preferred stock, of $1,185,000 compared to $2,031,000 for the six months ended June 30, 2008. After adjusting for $590,000 in dividends and accretion on preferred stock, net income available for common shareholders for the current period was $595,000 or $0.06 for the current period compared to $0.21 for the prior six-month period.

Information in this press release contains "forward-looking statements." These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Crescent Financial Corporation's recent filings with the Securities Exchange Commission, including but not limited to its Annual Report on Form 10-K and its other periodic reports.

                  Crescent Financial Corporation
                           Financial Summary

 (Amounts in thousands except share and per share data and prior quarters' information may have been reclassified)

 INCOME STATEMENTS (unaudited)
 -----------------------------

                            For the Three Month Period Ended
                 June 30,   March 31,  Dec. 31,   Sept. 30,  June 30,
                   2009       2009      2008        2008       2008
                ---------- ---------- ---------- ---------- ----------

 INTEREST INCOME
 Loans          $   12,026 $   12,077 $   12,500 $   12,571 $   11,936
 Investment
  securities
  available
  for sale           2,053      1,999      1,203      1,206      1,227
 Fed funds
  sold and
  other
  interest-
  earning
  deposits               5          2          8         17         14
                ---------- ---------- ---------- ---------- ----------
   Total
    Interest
    Income          14,084     14,078     13,711     13,794     13,177
                ---------- ---------- ---------- ---------- ----------

 INTEREST EXPENSE
 Deposits            5,069      5,243      5,898      5,953      5,502
 Short-term
  borrowings           506        463        323        126         91
 Long-term
  debt               1,241      1,141      1,315      1,372      1,292
                ---------- ---------- ---------- ---------- ----------
   Total
    Interest
    Expense          6,816      6,847      7,536      7,451      6,885
                ---------- ---------- ---------- ---------- ----------

   Net Interest
    Income           7,268      7,231      6,175      6,343      6,292
 Provision for
  loan losses        1,132      1,697      3,937      1,282        459
                ---------- ---------- ---------- ---------- ----------
   Net interest
    income after
    provision
    for loan
    losses           6,136      5,534      2,238      5,061      5,833
                ---------- ---------- ---------- ---------- ----------

 Non-interest
  income
  Mortgage loan
   origination
   income              215        296        207        189        151
  Service
   charges and
   fees on
   deposit
   accounts            396        388        429        414        381
  Earnings on
   life
   insurance           228        207        305        189        144
  Gain/loss on
   sale of
   available
   for sale
   securities           --         --         --         --         16
  Loss on
   impairment
   of non-
   marketable
   investment        (219)      (188)        --         --          --
  Other                132         85        107        267        189
                ---------- ---------- ---------- ---------- ----------
   Total non-
    interest
    income             752        788      1,048      1,059        881

 Non-interest
  expense
  Salaries and
   employee
   benefits          3,017      2,971      2,508      2,881      2,917
  Occupancy and
   equipment           904        751        699        709        656
  Data
   processing          302        450        279        270        261
  FDIC deposit
   insurance
   premium             773        249        107        103         97
  Other              1,299      1,197      1,197      1,105      1,226
                ---------- ---------- ---------- ---------- ----------
   Total non-
    interest
    expense          6,295      5,618      4,790      5,068      5,157
                ---------- ---------- ---------- ---------- ----------

   Income
    before
    income
    taxes              593        704    (1,504)      1,052      1,557
 Income taxes           19         94      (738)        306        526
                ---------- ---------- ---------- ---------- ----------

   Net income          574        610      (766)        746      1,031
                ---------- ---------- ---------- ---------- ----------
   Effective
    dividend on
    preferred
    stock              422        168         --         --         --
                ---------- ---------- ---------- ---------- ----------
   Net income
    available
    for common
    share-
    holders'    $      152 $      442 $    (766) $      746 $    1,031
                ========== ========== ========== ========== ==========

 NET INCOME PER
  COMMON SHARE
  Basic         $     0.02 $     0.05 $   (0.08) $     0.08 $     0.11
                ========== ========== ========== ========== ==========
  Diluted       $     0.02 $     0.05 $   (0.08) $     0.08 $     0.11
                ========== ========== ========== ========== ==========

 PERFORMANCE RATIOS (annualized)
 ------------------------------
  Return on
   average
   assets            0.21%      0.24%     -0.14%      0.31%      0.46%
  Return on
   average
   equity            1.89%      2.08%     -1.36%      3.12%      4.37%
  Yield on
   earning
   assets            5.66%      5.79%      6.13%      6.30%      6.38%
  Cost of
   interest-
   bearing
   liabilities       3.10%      3.18%     3.76%      3.81%       3.77%
  Net interest
   margin            2.92%      2.98%      2.75%      2.89%      3.05%
  Efficiency
   ratio            78.49%     69.96%     66.33%     68.46%     71.64%
  Net loan
   charge-offs       0.94%      0.22%      0.68%      0.08%      0.02%

 (Amounts in thousands except share and per share data)
 CONSOLIDATED BALANCE SHEETS (unaudited)
 ---------------------------------------

                 June 30,   March 31,   Dec. 31,  Sept. 30,   June 30,
                   2009       2009      2008 (a)    2008        2008
                ---------- ---------- ---------- ---------- ----------
 ASSETS
 Cash and due
  from banks    $   10,394 $   10,373 $    9,917 $   12,320 $   13,234
 Interest
  earning
  deposits
  with banks         3,207     24,236        267        639        391
 Federal funds
  sold              15,285         99         99      9,477         98
 Investment
  securities
  available for
  sale at fair
  value            193,764    197,957    105,649     96,015     95,979
 Loans             775,301    787,657    785,377    769,060    742,855
 Allowance for
  loan losses     (13,144)   (13,855)   (12,585)    (9,988)    (8,855)
                ---------- ---------- ---------- ---------- ----------
   Net Loans       762,157    773,802    772,792    759,072    734,000
 Accrued
  interest
  receivable         4,347      4,207      3,341      3,327      3,105
 Federal Home
  Loan Bank
  stock             11,777     11,910      7,264      7,264      7,714
 Bank premises
  and equipment     12,007     11,842     10,845     10,297     10,156
 Investment in
  life insurance    17,229     17,011     16,812     16,517     16,343
 Goodwill           30,233     30,233     30,233     30,233     30,233
 Other assets       12,957     10,675     11,092     10,366      9,323
                ---------- ---------- ---------- ---------- ----------

   Total
     Assets     $1,073,357 $1,092,345 $  968,311 $  955,527 $  920,576
                ========== ========== ========== ========== ==========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES
 Deposits
  Demand        $   67,371 $   64,985 $   63,946 $   69,594 $   64,306
  Savings           58,150     59,393     58,834     64,214     76,591
  Money market
   and NOW         136,644    134,160    130,542    120,430    128,274
   Total
    Deposits       706,702    731,604    714,883    711,643    653,679

 Short-term
  borrowings       128,000    114,758     37,706     20,000     30,894
 Long-term debt    113,748    121,748    116,748    125,748    138,248
 Accrued
  expenses and
  other
  liabilities        3,680      3,762      3,882      3,986      3,692
                ---------- ---------- ---------- ---------- ----------

   Total
    Liabilities    952,130    971,872    873,219    861,377    826,513

 STOCKHOLDERS'
  EQUITY
 Preferred stock    22,687     22,576         --          -         --
 Common stock        9,627      9,626      9,627      9,613      9,605
 Warrant             2,367      2,367         --          -         --
 Additional
  paid-in
  capital           74,439     74,395     74,349     74,256     74,172
 Retained
  earnings          11,083     10,931     10,489     11,254     10,509
 Accumulated
  other
  comprehensive
  income (loss)      1,024        578        627      (973)      (223)
                ---------- ---------- ---------- ---------- ----------

   Total Stock-
    holders'
    equity         121,227    120,473     95,092     94,150     94,063

   Total
    Liabilities
    and Stock-
    holders'
    Equity     $ 1,073,357 $1,092,345 $  968,311 $  955,527 $  920,576
               =========== ========== ========== ========== ==========

 (a) Derived from audited consolidated financial statements.

 COMMON SHARE DATA
 -----------------
 Book value per
  common
  share         $    10.24 $    10.17 $     9.88 $     9.79 $     9.79
 Tangible book
  value per
  common
  share         $     7.00 $     6.93 $     6.64 $     6.55 $     6.54
 Ending shares
  outstanding    9,626,559  9,626,559  9,626,559  9,612,743  9,604,826
 Weighted
  average
  common
  shares out-
  standing -
  basic          9,569,520  9,569,520  9,565,583  9,548,589  9,467,294
                ========== ========== ========== ========== ==========
 Weighted
  average
  common
  shares out-
  standing -
  diluted        9,599,466  9,581,873  9,565,583  9,628,147  9,618,744
                ========== ========== ========== ========== ==========

 CAPITAL RATIOS
 --------------

 Tangible
  equity to
  tangible
  assets             8.65%      8.42%      6.82%      6.81%      7.06%
 Tangible
  common equity
  to tangible
  assets             6.47%      6.29%      6.82%      6.81%      7.06%
 Tier 1
  leverage
  ratio              9.34%      9.45%      7.67%      7.89%      8.21%
 Tier 1 risk-
  based capital
  ratio             11.43%     11.29%      8.53%      8.66%      8.81%
 Total risk-
  based capital
  ratio             13.56%     13.42%     10.68%     10.77%      9.90%

 ASSET QUALITY RATIOS (in thousands)
 -----------------------------------

 Non accrual
  loans             13,335     16,421     13,094      2,772        746
 Accruing loans
  > 90 days
  past due              --          4         --         --         --
                ---------- ---------- ---------- ---------- ----------
 Total non-
  performing
  loans             13,335     16,425     13,094      2,772        746
 Other real
  estate owned
  & re-
  possessions        4,401      1,911      1,716      1,870      1,891
                ---------- ---------- ---------- ---------- ----------
 Total non-
  performing
  assets            17,736     18,336     14,810      4,642      2,637
                ========== ========== ========== ========== ==========
 Allowance for
  loan losses
  to loans           1.70%      1.76%      1.60%      1.30%      1.19%
 Nonperforming
  loans to
  total loans        1.72%      2.09%      1.67%      0.36%      0.10%
 Nonperforming
  assets to
  total assets       1.65%      1.68%      1.53%      0.49%      0.29%
 Restructured
  not included
  in categories
  above              4,482         89         --         --         --

 AVERAGE BALANCES (in thousands)
 ------------------------------

 Total Assets   $1,070,516 $1,053,447 $  958,547 $  941,317 $  896,654
 Gross loans       782,886    788,810    779,534    765,539    724,011
 Earnings
  assets           998,892    985,755    889,992    871,723    830,084
 Deposits          704,791    703,872    712,511    695,083    659,501
 Interest-
  bearing
  liabilities      882,079    872,056    796,557    778,529    734,170
 Shareholders'
  equity           122,049    119,070     95,457     94,824     94,618

CONTACT:  Crescent Financial Corporation
          Bruce W. Elder, Vice President
          (919) 466-1005